SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

       Date of Report (Date of earliest event reported): August 23, 2000

                       HOME PROPERTIES OF NEW YORK, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Maryland              1-13136                     16-1455126
         ----------------      ------------             -------------
          (State or other jurisdiction (Commission      (IRS Employer
          of incorporation)      File No.)       Identification No.)


                  850 Clinton Square, Rochester, New York    14604
              (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:  (716)546-4900


                                Not Applicable
      ------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS

   On August 23, 2000, the Registrant issued a press release regarding the announcement by the Registrant's Executive Vice President Amy L. Tait that she is going to modify her role with the Company in order to spend more time with her family and pursue other interests. The related press release is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    c.    Exhibits


          Exhibit 99.1 Press Release


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                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


      Dated:  August 31, 2000          HOME PROPERTIES OF NEW YORK, INC.
                                                  (Registrant)


                                        By:  /s/ David P. Gardner
                                             -----------------------

                                    David P. Gardner, Senior Vice President
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